CONFORMED COPY

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                             AMENDED AND RESTATED
                               TRUST AGREEMENT

                                    Among

                      CHRYSLER FINANCIAL COMPANY L.L.C.,
                                as Depositor,

                          PREMIER RECEIVABLES L.L.C.
                                     And

                        CHASE MANHATTAN BANK DELAWARE,
                               as Owner Trustee



                           Dated as of May 1, 1999






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                              Table of Contents
                                                                         Page
                                                                         ----

                                  ARTICLE I
                                 Definitions

SECTION 1.01.  Capitalized Terms............................................1
SECTION 1.02.  Other Definitional Provisions................................4

                         ARTICLE II
                        Organization

SECTION 2.01.  Name.........................................................5
SECTION 2.02.  Office.......................................................5
SECTION 2.03.  Purposes and Powers..........................................5
SECTION 2.04.  Appointment of Owner Trustee.................................6
SECTION 2.05.  Initial Capital Contribution of Owner Trust Estate...........6
SECTION 2.06.  Declaration of Trust.........................................6
SECTION 2.07.  Liability of Owners..........................................6
SECTION 2.08.  Title to Trust Property......................................6
SECTION 2.09.  Situs of Trust...............................................6
SECTION 2.10.  Representations and Warranties of Depositor and Company......7

                                 ARTICLE III
                    Certificates and Transfer of Interests

SECTION 3.01.  Initial Ownership............................................9
SECTION 3.02.  The Certificates.............................................9
SECTION 3.03.  Authentication of Certificates...............................9
SECTION 3.04.  Registration of Transfer and Exchange of Certificates;
               Limitations on Transfer......................................9
SECTION 3.05.  Mutilated, Destroyed, Lost or Stolen Certificates...........11
SECTION 3.06.  Persons Deemed Owners.......................................11
SECTION 3.07.  Access to List of Certificateholders' Names and Addresses...11
SECTION 3.08.  Maintenance of Office or Agency.............................12
SECTION 3.09.  Appointment of Paying Agent.................................12
SECTION 3.10.  Definitive Certificates.....................................12
SECTION 3.11.  Fixed Value Securities......................................12

                                  ARTICLE IV
                           Actions by Owner Trustee

SECTION 4.01.  Prior Notice to Owners with Respect to Certain Matters......14
SECTION 4.02.  Action by Owners with Respect to Certain Matters............14
SECTION 4.03.  Action by Owners with Respect to Bankruptcy.................14
SECTION 4.04.  Restrictions on Owners' Power...............................15

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SECTION 4.05.  Majority Control............................................15

                                  ARTICLE V
                  Application of Trust Funds; Certain Duties

SECTION 5.01.  Establishment of Collection Account.........................15
SECTION 5.02.  Application of Trust Funds..................................15
SECTION 5.03.  Method of Payment...........................................16
SECTION 5.04.  Accounting and Reports to Owners, Internal Revenue
               Service and Others..........................................16

                                  ARTICLE VI
                    Authority and Duties of Owner Trustee

SECTION 6.01.  General Authority...........................................17
SECTION 6.02.  General Duties..............................................17
SECTION 6.03.  Action upon Instruction.....................................17
SECTION 6.04.  No Duties Except as Specified in this Agreement or in Instructions.............................................18
SECTION 6.05.  No Action Except Under Specified Documents or
               Instructions................................................18
SECTION 6.06.  Restrictions................................................18

                                 ARTICLE VII
                           Concerning Owner Trustee

SECTION 7.01.  Acceptance of Trusts and Duties.............................19
SECTION 7.02.  Furnishing of Documents.....................................20
SECTION 7.03.  Representations and Warranties..............................20
SECTION 7.04.  Reliance; Advice of Counsel.................................20
SECTION 7.05.  Not Acting in Individual Capacity...........................21
SECTION 7.06.  Owner Trustee Not Liable for Certificates or
               Receivables.................................................21
SECTION 7.07.  Owner Trustee May Own Certificates and Notes................21
SECTION 7.08.  Pennsylvania Motor Vehicle Sales Finance Act Licenses.......22

                                 ARTICLE VIII
                        Compensation of Owner Trustee

SECTION 8.01.  Owner Trustee's Fees and Expenses...........................22
SECTION 8.02.  Indemnification.............................................22
SECTION 8.03.  Payments to Owner Trustee...................................22

                                  ARTICLE IX
                        Termination of Trust Agreement

SECTION 9.01.  Termination of Trust Agreement..............................23

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                                  ARTICLE X
            Successor Owner Trustees and Additional Owner Trustees

SECTION 10.01. Eligibility Requirements for Owner Trustee..................24
SECTION 10.02. Resignation or Removal of Owner Trustee.....................24
SECTION 10.03. Successor Owner Trustee.....................................25
SECTION 10.04. Merger or Consolidation of Owner Trustee....................25
SECTION 10.05. Appointment of Co-Trustee or Separate Trustee...............25

                                  ARTICLE XI
                                Miscellaneous

SECTION 11.01. Supplements and Amendments..................................27
SECTION 11.02. No Legal Title to Owner Trust Estate in Owners..............28
SECTION 11.03. Limitations on Rights of Others.............................28
SECTION 11.04. Notices.....................................................28
SECTION 11.05. Severability................................................29
SECTION 11.06. Separate Counterparts.......................................29
SECTION 11.07. Successors and Assigns......................................29
SECTION 11.08. Covenants of Company........................................29
SECTION 11.09. No Petition.................................................29
SECTION 11.10. No Recourse.................................................29
SECTION 11.11. Headings....................................................30
SECTION 11.12. GOVERNING LAW...............................................30
SECTION 11.13. Certificate Transfer Restrictions...........................30
SECTION 11.14. Depositor Payment Obligation................................30


                                   EXHIBITS

EXHIBIT A-1    Form of Trust Certificate................................A-1-1
EXHIBIT A-2    Form of Overcollateralization Certificate................A-2-1
EXHIBIT B      Form of Certificate of Trust of Premier
               Auto Trust 1992-2..........................................B-1
EXHIBIT C      Form of Transferor Certificate.............................C-1
EXHIBIT D      Form of Investment Letter..................................D-1
EXHIBIT E      Form of Rule 144A Letter...................................E-1

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         AMENDED AND RESTATED TRUST AGREEMENT dated as of May 1, 1999, among
         CHRYSLER FINANCIAL COMPANY L.L.C., a Michigan limited liability company, as depositor (the "Depositor"), PREMIER RECEIVABLES L.L.C. (the "Company"), a Michigan limited liability company, and CHASE MANHATTAN BANK DELAWARE, a Delaware banking corporation, as owner trustee.

         WHEREAS, the Depositor, the Owner Trustee and the Company entered into a Trust Agreement dated April 28, 1999 (the "Trust Agreement");

         WHEREAS, the Trust Agreement is being amended and restated as of May 1, 1999;

         WHEREAS, the Depositor and the Company have entered into a Purchase Agreement dated as of May 1, 1999 (the "Purchase Agreement"), pursuant to which the Depositor will assign to the Company any and all of the Depositor's rights and interests with respect to the receipt of amounts from the Reserve Account and with respect to any Fixed Value Payments and Fixed Value Finance Charges; and

         WHEREAS, in connection therewith, the Company is willing to assume certain obligations pursuant hereto;

         NOW, THEREFORE, the Depositor, the Company and the Owner Trustee hereby agree as follows:

                                  ARTICLE I

                                 Definitions

         SECTION 1.01. Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

         "Administration Agreement" shall mean the Administration Agreement dated as of May 1, 1999, among the Trust, the Indenture Trustee and CFC, as Administrator.

         "Agreement" shall mean this Amended and Restated Trust Agreement, as the same may be amended and supplemented from time to time.

         "Basic Documents" shall mean the Purchase Agreement, the Sale and Servicing Agreement, the Indenture, the Administration Agreement, the Note Depository Agreement and the other documents and certificates delivered in connection therewith.

         "Benefit Plan" shall have the meaning assigned to such term in
Section 11.13.

         "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et seq., as the same may be amended from time to time.

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         "Certificate Balance" shall mean the outstanding principal balance of the Overcollateralization Certificates and shall equal the Initial Certificate Balance less the aggregate amount previously distributed to the Holders of the Overcollateralization Certificates pursuant to Section 5.05(a)(ii)(E) of the Sale and Servicing Agreement.

         "Certificates" shall mean the Trust Certificates and the Overcollateralization Certificates.

         "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

         "Certificate Register" and "Certificate Registrar" shall mean the register mentioned in and the registrar appointed pursuant to Section 3.04.

         "Certificateholder" or "Holder" shall mean a Person in whose name a Certificate is registered.

         "CFC" shall mean Chrysler Financial Company L.L.C., a Michigan limited liability company, and any successor in interest.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

         "Company" shall mean Premier Receivables L.L.C., a Michigan limited liability company, and any successor in interest.

         "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 1201 Market Street, Wilmington, Delaware 19801, or at such other address as the Owner Trustee may designate by notice to the Owners, the Depositor and the Company, or the principal corporate trust office of any successor Owner Trustee at the address designated by such successor Owner Trustee by notice to the Owners, the Depositor and the Company.

         "Depositor" shall mean CFC in its capacity as depositor hereunder.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Expenses" shall have the meaning assigned to such term in Section
8.02.

         "Indemnified Parties" shall have the meaning assigned to such term in Section 8.02.

         "Indenture" shall mean the Indenture dated as of May 1, 1999 between the Trust and The First National Bank of Chicago, as Indenture Trustee.

         "Initial Certificate Balance" shall mean $65,625,000.00.


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         "Note Depository Agreement" shall mean the agreement dated May 5,
1999 among the Trust, the Indenture Trustee, the Administrator and The Depository Trust Company, as the initial Clearing Agency, relating to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, as the same may be amended and supplemented from time to time.

         "Opinion of Counsel" means one or more written opinions of counsel, who may be an employee of or counsel to the Seller, the Company or the Servicer, which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable.

         "Overcollateralization Certificate" shall mean a certificate evidencing the beneficial interest of an Owner in the Trust entitled to receive the Certificate Balance pursuant to Section 5.05(a)(ii)(E) of the Sale and Servicing Agreement, substantially in the form attached hereto as Exhibit A-2.

         "Owner" shall mean each Holder of a Certificate.

         "Owner Trust Estate" shall mean all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to
Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Collection Account and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Sale and Servicing Agreement and the Administration Agreement.

         "Owner Trustee" shall mean Chase Manhattan Bank Delaware, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

         "Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.09 and shall initially be the Indenture Trustee.

         "Percentage Interest" means, as to any Trust Certificate, the percentage interest, specified on the face thereof, in the distributions on the Trust Certificates pursuant to this Agreement.

         "Record Date" shall mean, with respect to any Payment Date, the 15th day of the month preceding such Payment Date.

         "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement dated as of May 1, 1999, between the Trust, as issuer, and the Depositor, as seller and servicer, as the same may be amended or supplemented from time to time.

         "Secretary of State" shall mean the Secretary of State of the State of Delaware.

         "Treasury Regulations" shall mean regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         "Trust" shall mean the trust continued pursuant to this Agreement.

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         "Trust Certificate" shall mean a certificate evidencing the beneficial interest of an Owner in the Trust, substantially in the form attached hereto as Exhibit A-1.

         SECTION 1.02. Other Definitional Provisions. (a) Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" and its variations shall mean "including without limitation".

         (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                                 Organization

         SECTION 2.01. Name. The Trust created hereby shall be known as "Premier Auto Trust 1999-2," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.


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         SECTION 2.02.Office. The office of the Trust shall be in care of the
Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Owners, the Depositor and the Company.

         SECTION 2.03. Purposes and Powers. The purpose of the Trust is to engage in the following activities:

                  (i) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement and to sell the Notes and the Certificates;

                  (ii) with the proceeds of the sale of the Notes and the Certificates, to purchase the Receivables, to fund the Reserve Account, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor pursuant to the Sale and Servicing Agreement;

                  (iii) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Owners pursuant to the terms of the Sale and Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

                  (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

                  (v) to sell the Fixed Value Payments to the Depositor and, if requested by the Company (as assignee of the Depositor), subsequently to acquire the Fixed Value Payments and to issue and sell the Fixed Value Securities;

                  (vi) to engage in those activities, including entering into agreements, that are necessary or suitable to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (vii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Owners and the Noteholders and in respect of the Fixed Value Securities.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

         SECTION 2.04. Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         SECTION 2.05. Initial Capital Contribution of Owner Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as

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of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Collection Account. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

         SECTION 2.06. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owners, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, (i) so long as there is a sole Owner, the Trust shall be treated as a security arrangement, with the assets of the Trust being the Receivables and other assets held by the Trust, the owner of the Receivables being the sole Owner and the Notes being non-recourse debt of the sole Owner and (ii) if there is more than one Owner, the Trust shall be treated as a partnership for income and franchise tax purposes, with the assets of the partnership being the Receivables and other assets held by the Trust, the partners of the partnership being the Owners (including the Company as assignee of the Depositor pursuant to the Purchase Agreement, in its capacity as recipient of distributions from the Reserve Account) and the Notes being debt of the partnership. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as provided in the preceding sentence for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

         SECTION 2.07. Liability of Owners. The Owners (including the Company) shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware.

         SECTION 2.08. Title to Trust Property. Legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         SECTION 2.09. Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The only office of the Trust will be at the Corporate Trust Office in Delaware.


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         SECTION 2.10. Representations and Warranties of Depositor and
Company. (a) The Depositor hereby represents and warrants to the Owner Trustee that:

                  (i) The Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Michigan, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                  (ii) The Depositor is duly qualified to do business as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications.

                  (iii) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary action of a limited liability company.

                  (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or operating agreement of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

                  (v) To the Depositor's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

                  (vi) The representations and warranties of the Company and the Depositor in Sections 3.01 and 3.02 of the Purchase Agreement are true and correct.

         (b) The Company hereby represents and warrants to the Owner Trustee that:

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                  (i) The Company has been duly organized and is validly
         existing as a limited liability company in good standing under the laws of the jurisdiction of its organization, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                  (ii) The Company is duly qualified to do business as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications.

                  (iii) The Company has the power and authority to execute and deliver this Agreement and to carry out its terms; the Company has full power and authority to purchase the Certificates; and the execution, delivery and performance of this Agreement has been duly authorized by the Company by all necessary action.

                  (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or operating agreement of the Company, or any indenture, agreement or other instrument to which the Company is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Company's knowledge, any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties.

                  (v) There are no proceedings or investigations pending or, to the Company's best knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties: (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement.

                                 ARTICLE III

                    Certificates and Transfer of Interests

         SECTION 3.01. Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Certificates, the Depositor shall be the sole beneficiary of the Trust.

         SECTION 3.02. The Certificates. The Trust Certificates shall be issued in minimum denominations of a one percent Percentage Interest in the Trust. The Overcollateralization

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Certificates shall be issued in minimum denominations of $1,000,000 principal amount of Certificate Balance. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

         A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 3.04.

         SECTION 3.03. Authentication of Certificates. On the Closing Date, the Owner Trustee shall cause the Trust Certificates in an aggregate Percentage Interest equal to 100% and the Overcollateralization Certificates in an aggregate principal amount equal to the Initial Certificate Balance to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president, any vice president, secretary or any assistant treasurer, without further corporate action by the Depositor, in the respective authorized denominations. No Certificate shall entitle its Holder to any benefit under this Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A-1 with respect to the Trust Certificates and Exhibit A-2 with respect to the Overcollateralization Certificates, executed by the Owner Trustee or The Chase Manhattan Bank, as the Owner Trustee's authenticating agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         SECTION 3.04. Registration of Transfer and Exchange of Certificates; Limitations on Transfer. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Chase Manhattan Bank shall be the initial Certificate Registrar.

         The Certificates have not been and will not be registered under the Securities Act and will not be listed on any exchange. No transfer of a Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and state securities laws, in order to assure compliance with the Securities Act and such laws, the Holder desiring to effect such transfer and such Holder's prospective transferee shall each certify to the Owner Trustee in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit C (the "Transferor Certificate") and either Exhibit D (the "Investment Letter") or Exhibit E (the "Rule 144A Letter"). Except in the case of a transfer as to which the proposed transferee has provided a

                                      9



Rule 144A Letter, there shall also be delivered to the Owner Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trust or the Owner Trustee; provided that such Opinion of Counsel in respect of the applicable state securities laws may be a memorandum of law rather than an opinion if such counsel is not licensed in the applicable jurisdiction. The Depositor shall provide to any Holder of a Certificate and any prospective transferee designated by any such Holder, information regarding the Certificates and the Receivables and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. Each Holder of a Certificate desiring to effect such a transfer shall, and does hereby agree to, indemnify the Trust, the Owner Trustee, and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws. The Owner Trustee shall cause each Certificate to contain a legend in the form set forth on the form of Certificate attached hereto as Exhibit A-1 or Exhibit A-2, as applicable.

         Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.08 and subject to the satisfaction of the preceding paragraph, the Owner Trustee shall execute, authenticate and deliver (or shall cause The Chase Manhattan Bank as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates of like tenor and in authorized denominations of a like aggregate Percentage Interest or principal amount, as applicable, dated the date of authentication by the Owner Trustee or any authenticating agent; provided that prior to such execution, authentication and delivery, the Owner Trustee shall have received an Opinion of Counsel to the effect that the proposed transfer will not cause the Trust to be characterized as an association (or a publicly traded partnership) taxable as a corporation or alter the tax characterization of the Notes for federal income tax purposes or Michigan income and single business tax purposes. At the option of a Holder, Certificates may be exchanged for other Certificates of like tenor and of authorized denominations of a like aggregate Percentage Interest or principal amount, as applicable, upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.08.

         Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

         No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                                     10




         The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make, and the Certificate Registrar shall not register transfers or exchanges of, Certificates for a period of 15 days preceding the due date for any payment with respect to the Certificates.

         SECTION 3.05. Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate has been acquired by a protected purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or The Chase Manhattan Bank, as the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 3.06. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Paying Agent may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

         SECTION 3.07. Access to List of Certificateholders' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer and the Depositor, within 15 days after receipt by the Owner Trustee of a written request therefor from the Servicer or the Depositor, a list, in such form as the Servicer or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If a Certificateholder applies in writing to the Owner Trustee, and such application states that the applicant desires to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicant access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Company, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 3.08. Maintenance of Office or Agency. The Owner Trustee shall maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates The Chase Manhattan Bank,

                                     11



55 Water Street, New York, New York 10041 as its office for such purposes. The Owner Trustee shall give prompt written notice to the Company and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         SECTION 3.09. Appointment of Paying Agent. The Paying Agent shall make distributions to Certificateholders from the Collection Account pursuant to Section 5.02 and shall report the amounts of such distributions to the Owner Trustee. Subject to the provisions of Section 5.05 of the Sale and Servicing Agreement, any Paying Agent shall have the revocable power to withdraw funds from the Collection Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect or that it is in the interest of the Certificateholders to do so. The Paying Agent initially shall be the Indenture Trustee, and any co-paying agent chosen by the Indenture Trustee and acceptable to the Owner Trustee. The Person acting as Indenture Trustee shall not be permitted to resign as Paying Agent so long as such Person is acting as the Indenture Trustee. The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.01, 7.03, 7.04 and 8.01 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         SECTION 3.10. Definitive Certificates. The Certificates, upon original issuance, will be issued in definitive, fully registered form.

         SECTION 3.11. Fixed Value Securities. Pursuant to the Sale and Servicing Agreement and the Purchase Agreement, promptly following the sale of the Standard Receivables and Fixed Value Receivables to the Trust on the Closing Date, the Trust will sell to the Depositor the Fixed Value Payments and Fixed Value Finance Charges in accordance with Section 2.02 of the Sale and Servicing Agreement. Neither the Depositor nor the Company (as assignee of the Depositor) shall transfer such Fixed Value Payments and Fixed Value Finance Charges to any Person other than the Trust and except as contemplated by the Purchase Agreement. At any time after the Trust sells the Fixed Value Payments and Fixed Value Finance Charges to the Depositor, at the option of the Company (as assignee of the Depositor) and upon 10 days prior written notice to the Owner Trustee and the Indenture Trustee, the Company will be permitted to sell to the Trust, and the Trust shall be obligated to purchase from the Company (subject to the availability of funds), all or any portion of the Fixed Value Payments and/or Fixed Value Finance Charges due under the Receivables, subject to the terms and conditions of the Sale and Servicing Agreement. Upon any such sale, (i) the Depositor, the Company and the Owner Trustee will enter into an

                                     12




amendment to this Agreement to provide for, at the election of the Company, the issuance of certificates representing ownership interests in the Trust to the extent of the Fixed Value Payments and/or Fixed Value Finance Charges due under the Receivables or the issuance of indebtedness by the Trust secured by the Fixed Value Payments and/or Fixed Value Finance Charges due under the Receivables and to make any other provisions herein that are necessary or desirable in connection therewith and (ii) the Owner Trustee and the Depositor will enter into any other agreements or instruments related thereto as may be requested by the Company; provided, however, that the Owner Trustee may, but shall not be obligated to, enter into any such amendment, agreement or instrument that affects the Owner Trustee's own rights, duties or immunities under this Agreement; and provided, further, that the obligation of the Owner Trustee to enter into any such amendment or other agreement or instrument is subject to the following conditions precedent:

         (a) Such amendment and other agreements and instruments, in forms satisfactory to the Owner Trustee and, in the case of amendments or agreements to be executed and delivered by the Indenture Trustee, the Indenture Trustee, shall have been executed by each other party thereto and delivered to the Owner Trustee;

         (b) The Company shall have delivered to the Owner Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel to the effect that each condition precedent (including the requirement with respect to all required filings) provided by this Section has been complied with and such amendment or other agreement or instrument is authorized or permitted by this Agreement;

         (c) The Rating Agency Condition shall have been satisfied with respect to such sale and issuance;

         (d) Such sale and issuance and such amendment or other agreement or instrument shall not adversely affect in any material respect the interest of any Noteholder or Certificateholder, and the Company shall have provided to the Owner Trustee and the Indenture Trustee an Officers' Certificate to such effect;

         (e) The Owner Trustee and the Indenture Trustee shall have received an Opinion of Counsel to the effect that such sale and issuance will not have any material adverse tax consequence to the Trust or to any Noteholder or Certificateholder; and

         (f) All filings and other actions required to continue the first perfected interest of the Trust in the Owner Trust Estate and of the Indenture Trustee in the Collateral shall have been duly made or taken by the Company.


                                     13




                                 ARTICLE IV

                           Actions by Owner Trustee

         SECTION 4.01. Prior Notice to Owners with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Owners shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Owners have withheld consent or provided alternative direction:

         (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Receivables) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Receivables);

         (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

         (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

         (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interests of the Owners;

         (e) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the Owners; or

         (f) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

         SECTION 4.02. Action by Owners with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Owners, to (a) remove the Administrator under the Administration Agreement pursuant to Section 8 thereof, (b) appoint a successor Administrator pursuant to Section 8 of the Administration Agreement, (c) remove the Servicer under the Sale and Servicing Agreement pursuant to Section 8.01 thereof or (d) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Owners.

         SECTION 4.03. Action by Owners with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Owners and the delivery to the Owner Trustee by

                                     14



each such Owner of a certificate certifying that such Owner reasonably believes that the Trust is insolvent.

         SECTION 4.04. Restrictions on Owners' Power. The Owners shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

         SECTION 4.05. Majority Control. Except as expressly provided herein, any action that may be taken by the Owners under this Agreement may be taken by the Holders of the Certificates that include the Holders of Trust Certificates evidencing not less than a majority of the Percentage Interests evidenced by the Trust Certificates and the Holders of Overcollateralization Certificates evidencing not less than a majority of the Certificate Balance. Except as expressly provided herein, any written notice of the Owners delivered pursuant to this Agreement shall be effective if signed by the Holders of the Certificates that include Holders of Trust Certificates evidencing not less than a majority of the Percentage Interests evidenced by the Trust Certificates and the Holders of Overcollateralization Certificates evidencing not less than a majority of the Certificate Balance, in each case, at the time of the delivery of such notice.

                                  ARTICLE V

                  Application of Trust Funds; Certain Duties

         SECTION 5.01. Establishment of Collection Account. The Collection Account shall be established and maintained pursuant to Section 5.01 of the Sale and Servicing Agreement. The Collection Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of Noteholders and the Certificateholders, as applicable in accordance with the Sale and Servicing Agreement.

         SECTION 5.02. Application of Trust Funds. (a) On each Payment Date, the Servicer is obligated to instruct the Indenture Trustee to make distributions and allocations in accordance with Section 5.05(a) of the Sale and Servicing Agreement. Distributions to Certificateholders will be made in accordance with Section 5.05(a)(ii) of the Sale and Servicing Agreement.

         (b) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to an Owner, such tax shall reduce the amount otherwise distributable to the Owner in accordance with this Section. The Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Owners sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to an Owner shall be treated as cash distributed to such Owner at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a

                                     15



distribution to a non-U.S. Owner), the Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph.

         SECTION 5.03. Method of Payment. Subject to Section 9.01(c), distributions required to be made to Certificateholders on any Payment Date shall be made by the Paying Agent to each Certificateholder of record on the preceding Record Date by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date, or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register.

         SECTION 5.04. Accounting and Reports to Owners, Internal Revenue Service and Others. The Owner Trustee shall deliver to each Owner such information, reports or statements as may be required by the Code and applicable Treasury Regulations and as may be required to enable each Owner to prepare its federal and state income tax returns. Consistent with the Trust's characterization for tax purposes, as a security arrangement for the issuance of non-recourse debt, no federal income tax return shall be filed on behalf of the Trust unless either (i) the Owner Trustee shall receive an Opinion of Counsel that, based on a change in applicable law occurring after the date hereof, or as a result of a transfer by the Company permitted by
Section 3.04, the Code requires such a filing or (ii) the Internal Revenue Service shall determine that the Trust is required to file such a return. Notwithstanding the preceding sentence, the Owner Trustee shall file Internal Revenue Service Form 8832 and elect for the Trust to be treated as a domestic eligible entity with a single owner that is disregarded as a separate entity, which election shall remain in effect so long as the Company or any other party is the sole Owner. In the event that the Trust is required to file tax returns, the Owner Trustee shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Company (or if the Company no longer owns any Certificates, the Owner designated for such purpose by the Company to the Owner Trustee in writing) at least five (5) days before such returns are due to be filed. The Company (or such designee Owner, as applicable) shall promptly sign such returns and deliver such returns after signature to the Owner Trustee and such returns shall be filed by the Owner Trustee with the appropriate tax authorities. In no event shall the Owner Trustee or the Company (or such designee Owner, as applicable) be liable for any liabilities, costs or expenses of the Trust or the Noteholders arising out of the application of any tax law, including federal, state, foreign or local income or excise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition with respect thereto or arising from a failure to comply therewith) except for any such liability, cost or expense attributable to any act or omission by the Owner Trustee or the Company (or such designee Owner, as applicable), as the case may be, in breach of its obligations under this Agreement.

                                     16




                                 ARTICLE VI

                    Authority and Duties of Owner Trustee

         SECTION 6.01. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described in Section 3.11, in each case, in such form as the Company shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Administrator recommends with respect to the Basic Documents.

         SECTION 6.02. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Owners, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

         SECTION 6.03. Action upon Instruction. (a) Subject to Article IV and in accordance with the terms of the Basic Documents, the Owners may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Owners pursuant to Article IV.

         (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

         (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Owners received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents, as

                                     17




it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

         (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

         SECTION 6.04. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

         SECTION 6.05. No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

         SECTION 6.06. Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in
Section 2.03 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation


                                     18



for federal income tax purposes. The Owners shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                 ARTICLE VII

                           Concerning Owner Trustee

         SECTION 7.01. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) The Owner Trustee shall not be liable for any error of judgment made in good faith by the Owner Trustee;

         (b) The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or any Owner;

         (c) No provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

         (d) Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or any amounts payable on the Certificates;

         (e) The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or the Company or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Owner, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

         (f) The Owner Trustee shall not be liable for the default or misconduct of the Administrator, CFC, as Seller or Depositor, the Company, the Indenture Trustee or the Servicer under any of the Basic Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents

                                     19



that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer or CFC, as Depositor or as Seller, under the Sale and Servicing Agreement; and

         (g) The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Owners, unless such Owners have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

         SECTION 7.02. Furnishing of Documents. The Owner Trustee shall furnish to the Owners, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

         SECTION 7.03. Representations and Warranties. The Owner Trustee hereby represents and warrants to the Company, for the benefit of the Owners, that:

         (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

         (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

         (c) Neither the execution or the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

         SECTION 7.04. Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely

                                     20



on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any Basic Document.

         SECTION 7.05. Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created Chase Manhattan Bank Delaware acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         SECTION 7.06. Owner Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor and the Company, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor, the Company or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

         SECTION 7.07. Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes

                                     21



and may deal with the Depositor, the Company, the Administrator, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

         SECTION 7.08. Pennsylvania Motor Vehicle Sales Finance Act Licenses. The Owner Trustee, in its individual capacity, shall use its best efforts to maintain, and the Owner Trustee, as Owner Trustee, shall cause the Trust to use its best efforts to maintain, the effectiveness of all licenses required under the Pennsylvania Motor Vehicle Sales Finance Act in connection with this Agreement and the Basic Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.

                                ARTICLE VIII

                        Compensation of Owner Trustee

         SECTION 8.01. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

         SECTION 8.02. Indemnification. The Depositor shall be liable as primary obligor for, and shall indemnify the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld.

         SECTION 8.03. Payments to Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                     22



                                 ARTICLE IX

                        Termination of Trust Agreement

         SECTION 9.01. Termination of Trust Agreement. (a) The Trust shall dissolve upon the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture, the Sale and Servicing Agreement and Article V. The bankruptcy, liquidation, dissolution, death or incapacity of any Owner shall not (x) operate to dissolve or terminate this Agreement or the Trust or (y) entitle such Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in Section 9.01(a), none of the Depositor, the Company or any Owner shall be entitled to revoke, dissolve or terminate the Trust.

         (c) Notice of any dissolution of the Trust, specifying the Payment Date upon which Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five Business Days of receipt of a termination notice of such termination from the Servicer given pursuant to Section 9.01(c) of the Sale and Servicing Agreement, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.02.

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable escheat laws, any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Paying Agent to the Company.

         (d) Upon the winding up of the Trust in accordance with Section 3808 of the Business Trust Statute, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of

                                     23




Section 3810 of the Business Trust Statute and the Trust and this Agreement (other than Article VIII) shall terminate and be of no further force or effect..

                                  ARTICLE X

            Successor Owner Trustees and Additional Owner Trustees

         SECTION 10.01. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of
Section 3807(a) of the Business Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) time deposits that are rated at least A-1 by Standard & Poor's and P-1 by Moody's. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

         SECTION 10.02. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and

                                     24




payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

         SECTION 10.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice thereof to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

         SECTION 10.04. Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such corporation shall be eligible pursuant to Section 10.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

         SECTION 10.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Administrator and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts

                                     25



as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (a) All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

         (b) No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

         (c) The Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                     26




                                 ARTICLE XI

                                Miscellaneous

         SECTION 11.01. Supplements and Amendments. This Agreement may be amended by the Depositor, the Company and the Owner Trustee, with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement (including for the issuance of Fixed Value Securities pursuant to Section 2.03 of the Sale and Servicing Agreement) or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

         This Agreement may also be amended from time to time by the Depositor, the Company and the Owner Trustee, with prior written notice to the Rating Agencies, with the consent of the Holders (as defined in the Indenture) of Notes evidencing not less than a majority of the Outstanding Amount of the Notes, the consent of the Holders of Trust Certificates evidencing not less than a majority of the Percentage Interests evidenced by the Trust Certificates and the consent of the Holders of Overcollateralization Certificates evidencing not less than a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes or of the Percentage Interests evidenced by the Trust Certificates or of the principal amount of the Certificate Balance with respect to the Overcollateralization Certificates required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes, Trust Certificates and Overcollateralization Certificates.

         Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

         It shall not be necessary for the consent of Certificateholders, Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

                                     27




         Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         In connection with the execution of any amendment to this Agreement or any amendment of any other agreement to which the Issuer is a party, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Basic Documents and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Issuer or the Owner Trustee, as the case may be, have been satisfied.

         SECTION 11.02. No Legal Title to Owner Trust Estate in Owners. The Owners shall not have legal title to any part of the Owner Trust Estate. The Owners shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and
IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Owners to and in their ownership interest in the Trust shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         SECTION 11.03. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Company, the Owners, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 11.04. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Depositor, addressed to Chrysler Financial Company L.L.C., 27777 Franklin Road, Southfield, Michigan 48034, Attention of Assistant Secretary; if to the Company, addressed to Premier Receivables L.L.C., 27777 Franklin Road, Southfield, Michigan 48034, Attention of Assistant Secretary; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be

                                     28




conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         SECTION 11.05. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.06. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.07. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor, the Company and its permitted assignees, the Owner Trustee and its successors and each Owner and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

         SECTION 11.08. Covenants of Company. In the event that any litigation with claims in excess of $1,000,000 to which the Company is a party which shall be reasonably likely to result in a material judgment against the Company that the Company will not be able to satisfy shall be commenced by an Owner, during the period beginning nine months following the commencement of such litigation and continuing until such litigation is dismissed or otherwise terminated (and, if such litigation has resulted in a final judgment against the Company, such judgment has been satisfied), the Company shall not make any distribution on or in respect of its membership interests to any of its members, or repay the principal amount of any indebtedness of the Company held by CFC, unless (i) after giving effect to such distribution or repayment, the Company's liquid assets shall not be less than the amount of actual damages claimed in such litigation or (ii) the Rating Agency Condition shall have been satisfied with respect to any such distribution or repayment. The Company will not at any time institute against the Trust any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the Basic Documents.

         SECTION 11.09. No Petition. The Owner Trustee, by entering into this Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Company or the Trust, or join in any institution against the Company or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the Basic Documents.

         SECTION 11.10. No Recourse. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Servicer, the Company,

                                     29



the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the Basic Documents.

         SECTION 11.11. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.13. Certificate Transfer Restrictions. The Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding a Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

         SECTION 11.14. Depositor Payment Obligation. The Depositor shall be responsible for payment of the Administrator's fees under the Administration Agreement and shall reimburse the Administrator for all expenses and liabilities of the Administrator incurred thereunder. In addition, the Depositor shall be responsible for the payment of all fees and expenses of the Trust, the Owner Trustee and the Indenture Trustee paid by any of them in connection with any of their obligations under the Basic Documents to obtain or maintain any required license under the Pennsylvania Motor Vehicle Sales Finance Act.


                                     30






         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                          CHRYSLER FINANCIAL COMPANY L.L.C.,
                             as Depositor



                          By:    \s\ Dennis M. Cantwell
                                 ----------------------------------
                                 Name: Dennis M. Cantwell
                                 Title:  Vice President & Treasurer



                          PREMIER RECEIVABLES L.L.C.


                          By: Chrysler Financial Receivables Corporation, as a Member



                          By:    \s\ Dennis M. Cantwell
                                 ----------------------------------
                                 Name:  Dennis M. Cantwell
                                 Title:Vice President & Treasurer



                          CHASE MANHATTAN BANK DELAWARE,
                             not in its individual capacity but solely as Owner Trustee



                          By:    \s\ John J. Cashin
                                 ----------------------------------
                                 Name:  John J. Cashin
                                 Title:  Vice President


                                     31





                                                                  EXHIBIT A-1

                          Form of Trust Certificate


THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN
SECTION 3.04 OF THE TRUST AGREEMENT UNDER WHICH THIS CERTIFICATE IS ISSUED (A COPY OF WHICH TRUST AGREEMENT IS AVAILABLE FROM THE OWNER TRUSTEE OR UPON REQUEST), INCLUDING RECEIPT BY THE OWNER TRUSTEE OF AN INVESTMENT LETTER IN WHICH THE TRANSFEREE MAKES CERTAIN REPRESENTATIONS.


No. R-1                                            Percentage Interest: ____%


                          PREMIER AUTO TRUST 1999-2

                              TRUST CERTIFICATE

evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts and the Amortizing Payments on the Fixed Value Receivables (each as defined herein) secured by new and used automobiles and light duty trucks.

(This Trust Certificate does not represent an interest in or obligation of Chrysler Financial Company L.L.C. or any of its affiliates, except to the extent described below.)

         THIS CERTIFIES THAT ______________________________________. is the
registered owner of a __________________________________ PERCENT nonassessable, fully-paid, undivided percentage interest in Premier Auto Trust 1999-2 (the "Trust"), formed by Chrysler Financial Company L.L.C., a Michigan limited liability company (the "Depositor"), and Premier Receivables L.L.C., a Michigan limited liability company (the "Company").


                                    A-1-1





                OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.

CHASE MANHATTAN BANK DELAWARE,           CHASE MANHATTAN BANK DELAWARE,
as Owner Trustee                   or    as Owner Trustee


                                         by:    THE CHASE MANHATTAN BANK,
                                                as Authenticating Agent
by: __________________________           by: ____________________________
     Authorized Signatory                       Authorized Signatory

                                    A-1-2





         The Trust was created pursuant to a Trust Agreement dated as of April 28, 1999, as amended and restated by an Amended and Restated Trust Agreement dated as of May 1, 1999 (as so amended and restated and further amended or supplemented from time to time, the "Trust Agreement"), among the Depositor, the Company and Chase Manhattan Bank Delaware, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the Sale and Servicing Agreement dated as of May 1, 1999 (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), between the Trust and the Depositor, as seller and as servicer (in such capacity, the "Servicer"), as applicable.

         This Trust Certificate is one of the duly authorized class of certificates designated as "Trust Certificates" (herein called the "Trust Certificates"). Also issued under the Trust Agreement is a duly authorized class of certificates designated as "Overcollateralization Certificates" (the "Overcollateralization Certificates" and, together with the Trust Certificates, the "Certificates"). Also issued under an Indenture dated as of May 1, 1999 (the "Indenture"), between the Trust and The First National Bank of Chicago, as indenture trustee, are the four classes of Notes designated as "Class A-1 4.94% Asset Backed Notes," "Class A-2 5.28% Asset Backed Notes," "Class A-3 5.49% Asset Backed Notes" and "Class A-4 5.59% Asset Backed Notes" (collectively, the "Notes"). This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Trust Certificate by virtue of its acceptance hereof assents and by which such Holder is bound. The property of the Trust consists of a pool of retail installment sale contracts for new and used automobiles and light duty trucks and the Amortizing Payments on the Fixed Value Receivables (collectively, the "Receivables"), all monies received on or after April 19, 1999, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement and all proceeds of the foregoing. The term "Fixed Value Receivables" shall mean retail sale contracts secured by new automobiles or light duty trucks with a series of fixed level payment monthly installments (the "Amortizing Payments") and a final fixed value payment that is greater than each Amortizing Payment. Distributions, if any, in respect of this Trust Certificate will be made pursuant to Section 5.02 of the Trust Agreement.

         It is the intent of the Depositor, the Company, the Servicer and the Certificateholder that, for purposes of federal income, state and local income and single business tax and any other income taxes, the Trust will be treated as a security arrangement for the issuance of debt by the sole Certificateholder. The Company, by acceptance of the Trust Certificates, agrees to treat, and to take no action inconsistent with the above treatment for so long as the Company is the sole Owner.

         Solely in the event the Certificates are held by more than a single Owner, it is the intent of the Depositor, the Company, the Servicer and the Certificateholders that, for purposes of federal income, state and local income and single business tax and any other income taxes, the Trust will be treated as a partnership and the Certificateholders (including the Company) will be treated as partners in the partnership. The Company and the other Certificateholders, by

                                    A-1-3




acceptance of a Certificate, agree to treat, and to take no action inconsistent with the Treatment of, the Certificates for such tax purposes as partnership interests in the Trust.

         Each Certificateholder, by its acceptance of a Certificate covenants and agrees that such Certificateholder will not at any time institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

         Distributions on this Trust Certificate will be made as provided in the Trust Agreement by the Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Trust Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Trust Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Trust Certificate at the office or agency maintained for that purpose by the Paying Agent in the Borough of Manhattan, The City of New York.

         Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Trust Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

         THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                    A-1-4





         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Trust Certificate to be duly executed.

                                     PREMIER AUTO TRUST 1999-2

                                     by:  CHASE MANHATTAN BANK DELAWARE, not
                                          in its individual capacity but
                                          solely as Owner Trustee




Dated:  _________________            by: ___________________________________
                                               Authorized Signatory

                                    A-1-5





                        [REVERSE OF TRUST CERTIFICATE]


         The Trust Certificates do not represent an obligation of, or an interest in, the Depositor, the Servicer, the Company, the Owner Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Company and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Company and the Owner Trustee with the consent of the Holders of the Trust Certificates, the Overcollateralization Certificates and the Notes, each voting as a class, evidencing not less than a majority of the Percentage Interests evidenced by the outstanding Trust Certificates, or a majority of the Certificate Balance evidenced by the Overcollateralization Certificates or a majority of the Outstanding Amount of the Notes of each such class. Any such consent by the Holder of this Trust Certificate shall be conclusive and binding on such Holder and on all future Holders of this Trust Certificate and of any Trust Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Trust Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Trust Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is The Chase Manhattan Bank, New York, New York.

         Except as provided in the Trust Agreement, the Trust Certificates are issuable only as registered Trust Certificates. As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                                    A-1-6



         The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Trust Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Owner Trust Estate. The Servicer of the Receivables may at its option purchase the Owner Trust Estate at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Trust Certificates; provided, however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

         The Trust Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or which uses plan assets to acquire Trust Certificates (each, a "Benefit Plan"). By accepting and holding this Trust Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

                                    A-1-7






                                  ASSIGNMENT


         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


-----------------------------------------------------------------------------
                   (Please print or type name and address,
                   including postal zip code, of assignee)

the within Trust Certificate, and all rights thereunder, and hereby irrevocably constitutes and appoints _______________ , attorney, to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:                              ______________________________________*/
                                             Signature Guaranteed:


                                               ____________________________*/


-----------------
  */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                    A-1-8





                                                                  EXHIBIT A-2

                  Form of Overcollateralization Certificate


THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN
SECTION 3.04 OF THE TRUST AGREEMENT UNDER WHICH THIS CERTIFICATE IS ISSUED (A COPY OF WHICH TRUST AGREEMENT IS AVAILABLE FROM THE OWNER TRUSTEE OR UPON REQUEST), INCLUDING RECEIPT BY THE OWNER TRUSTEE OF AN INVESTMENT LETTER IN WHICH THE TRANSFEREE MAKES CERTAIN REPRESENTATIONS.


No. R-1                              Initial Principal Balance: $____________


                          PREMIER AUTO TRUST 1999-2

                      OVERCOLLATERALIZATION CERTIFICATE

evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts and the Amortizing Payments on the Fixed Value Receivables (each as defined herein) secured by new and used automobiles and light duty trucks.

(This Overcollateralization Certificate does not represent an interest in or obligation of Chrysler Financial Company L.L.C. or any of its affiliates, except to the extent described below.)

         THIS CERTIFIES THAT _________________________________ is the
registered owner of _______________________________________________
nonassessable, fully-paid, fractional undivided interest in Premier Auto Trust 1999-2 (the "Trust"), formed by Chrysler Financial Company L.L.C., a Michigan limited liability company (the "Depositor"), and Premier Receivables L.L.C., a Michigan limited liability company (the "Company").


                                    A-2-1





                OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Overcollateralization Certificates referred to in the within-mentioned Trust Agreement.

CHASE MANHATTAN BANK DELAWARE,               CHASE MANHATTAN BANK DELAWARE,
as Owner Trustee                    or       as Owner Trustee

                                             by:    THE CHASE MANHATTAN BANK,
                                                    as Authenticating Agent
by: ___________________________
       Authorized Signatory                  by: ____________________________
                                                     Authorized Signatory

                                    A-2-2





         The Trust was created pursuant to a Trust Agreement dated as of April 28, 1999, as amended and restated by an Amended and Restated Trust Agreement dated as of May 1, 1999 (as so amended and restated and further amended or supplemented from time to time, the "Trust Agreement"), among the Depositor, the Company and Chase Manhattan Bank Delaware, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the Sale and Servicing Agreement dated as of May 1, 1999 (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), between the Trust and the Depositor, as seller and as servicer (in such capacity, the "Servicer"), as applicable.

         This Overcollateralization Certificate is one of the duly authorized class of certificates designated as "Overcollateralization Certificates" (herein called the "Overcollateralization Certificates"). Also issued under the Trust Agreement is a duly authorized class of certificates designated as "Trust Certificates" (the "Trust Certificates" and, together with the Overcollateralization Certificates, the "Certificates"). Also issued under an Indenture dated as May 1, 1999 (the "Indenture"), between the Trust and The First National Bank of Chicago, as indenture trustee, are the four classes of Notes designated as "Class A-1 4.94% Asset Backed Notes," "Class A-2 5.28% Asset Backed Notes," "Class A-3 5.49% Asset Backed Notes" and "Class A-4 5.59% Asset Backed Notes" (collectively, the "Notes"). This Overcollateralization Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Overcollateralization Certificate by virtue of its acceptance hereof assents and by which such Holder is bound. The property of the Trust consists of a pool of retail installment sale contracts for new and used automobiles and light duty trucks and the Amortizing Payments on the Fixed Value Receivables (collectively, the "Receivables"), all monies received on or after April 19, 1999, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement and all proceeds of the foregoing. The term "Fixed Value Receivables" shall mean retail sale contracts secured by new automobiles or light duty trucks with a series of fixed level payment monthly installments (the "Amortizing Payments") and a final fixed value payment that is greater than each Amortizing Payment. Distributions, if any, in respect of this Overcollateralization Certificate will be made pursuant to Section 5.02 of the Trust Agreement.

         It is the intent of the Depositor, the Company, the Servicer and the Certificateholder that, for purposes of federal income, state and local income and single business tax and any other income taxes, the Trust will be treated as a security arrangement for the issuance of debt by the sole Certificateholder. The Company, by acceptance of the Overcollateralization Certificates, agrees to treat, and to take no action inconsistent with the above treatment for so long as the Company is the sole Owner.

         Solely in the event the Certificates are held by more than a single Owner, it is the intent of the Depositor, the Company, the Servicer and the Certificateholders that, for purposes of federal income, state and local income and single business tax and any other income taxes, the Trust will be treated as a partnership and the Certificateholders (including the Company) will be treated as partners in the partnership. The Company and the other Certificateholders, by

                                    A-2-3




acceptance of a Certificate, agree to treat, and to take no action inconsistent with the Treatment of, the Certificates for such tax purposes as partnership interests in the Trust.

         Each Certificateholder, by its acceptance of a Certificate covenants and agrees that such Certificateholder will not at any time institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Overcollateralization Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

         Distributions on this Overcollateralization Certificate will be made as provided in the Trust Agreement by the Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Overcollateralization Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Overcollateralization Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Overcollateralization Certificate at the office or agency maintained for that purpose by the Paying Agent in the Borough of Manhattan, The City of New York.

         Reference is hereby made to the further provisions of this Overcollateralization Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Overcollateralization Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

         THIS OVERCOLLATERALIZATION CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                    A-2-4





         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Overcollateralization Certificate to be duly executed.

                                    PREMIER AUTO TRUST 1999-2

                                    by:  CHASE MANHATTAN BANK DELAWARE,
                                         not in its individual capacity but
                                         solely as Owner Trustee




Dated: _____________________        by: ___________________________________
                                        Authorized Signatory

                                    A-2-5





                [REVERSE OF OVERCOLLATERALIZATION CERTIFICATE]


         The Overcollateralization Certificates do not represent an obligation of, or an interest in, the Depositor, the Servicer, the Company, the Owner Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Overcollateralization Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Company and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Company and the Owner Trustee with the consent of the Holders of the Trust Certificates, the Overcollateralization Certificates and the Notes, each voting as a class, evidencing not less than a majority of the Percentage Interests evidenced by the outstanding Trust Certificates, or a majority of the Certificate Balance evidenced by the Overcollateralization Certificates or a majority of the Outstanding Amount of the Notes of each such class. Any such consent by the Holder of this Overcollateralization Certificate shall be conclusive and binding on such Holder and on all future Holders of this Overcollateralization Certificate and of any Overcollateralization Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Overcollateralization Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Overcollateralization Certificate is registerable in the Certificate Register upon surrender of this Overcollateralization Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Overcollateralization Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is The Chase Manhattan Bank, New York, New York.

         Except as provided in the Trust Agreement, the Overcollateralization Certificates are issuable only as registered Overcollateralization Certificates in minimum denominations of $1,000,000 principal amount of Certificate Balance and in integral multiples of $1,000 in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Overcollateralization Certificates are exchangeable for new Overcollateralization Certificates of

                                    A-2-6




authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Overcollateralization Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Owner Trust Estate. The Servicer of the Receivables may at its option purchase the Owner Trust Estate at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Overcollateralization Certificates; provided, however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

         The Overcollateralization Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or which uses plan assets to acquire Overcollateralization Certificates (each, a "Benefit Plan"). By accepting and holding this Overcollateralization Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.


                                    A-2-7





                                  ASSIGNMENT


         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


-----------------------------------------------------------------------------
                   (Please print or type name and address,
                   including postal zip code, of assignee)

the within Overcollateralization Certificate, and all rights thereunder, and hereby irrevocably constitutes and appoints _____________ , attorney, to transfer said Overcollateralization Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:                             ________________________________________*/
                                              Signature Guaranteed:


                                               ____________________________*/


-----------------
  */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Overcollateralization Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                    A-2-8





                                                                    EXHIBIT B

          Form of Certificate of Trust of Premier Auto Trust 199_-_


         THIS Certificate of Trust of Premier Auto Trust 199_-_ (the "Trust"), dated ___________, 199_, is being duly executed and filed by Chase Manhattan Bank Delaware, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, ss. 3801 et seq.).

         1. Name. The name of the business trust formed hereby is PREMIER AUTO TRUST 199_-_.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Chase Manhattan Bank Delaware, 1201 Market Street, Wilmington, Delaware 19801, Attention: Corporate Trustee Administration Department.

         3. Effective Date. This Certificate of Trust shall be effective upon its filing with the Secretary of State of the State of Delaware.


         IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                                        CHASE MANHATTAN BANK DELAWARE, not in
                                        its individual capacity but as owner
                                        trustee under the Trust Agreement
                                        dated as of ____________, 199__-__



                                        by:  ________________________________
                                                  Name:
                                                  Title:


                                     B-1






                                                                    EXHIBIT C


                        FORM OF TRANSFEROR CERTIFICATE


                        [DATE]


[Seller]
[Seller Address]
[Owner Trustee]
[Owner Trustee Address]

               Re:      Premier Auto Trust 1999-2
                        [Trust] [Overcollateralization] Certificates

Ladies and Gentlemen:

         In connection with our disposition of the above-referenced [Trust] [Overcollateralization] Certificates (the "Certificates") we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being transferred by us in a transaction that is exempt from the registration requirements of the Act and (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of
Section 5 of the Act.

                        Very truly yours,

                        [NAME OF TRANSFEROR]




                        By:  ___________________________________
                             Authorized Officer


                                     C-1





                                                                    EXHIBIT D


                          FORM OF INVESTMENT LETTER

                    [DATE]

[Seller]
[Seller Address]
[Owner Trustee]
[Owner Trustee Address]

           Re:      Premier Auto Trust 1999-2
                    [Trust] [Overcollateralization] Certificates

Ladies and Gentlemen:

         In connection with our acquisition of the above-referenced [Trust] [Overcollateralization] Certificates (the "Certificates") we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (f) below), (e) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of Section 5 of the Act or any state securities laws and (f) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act and in compliance with any relevant state securities laws or is exempt from such registration requirements and, if requested, we will at our expense provide an Opinion of Counsel satisfactory to the addresses of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Amended and Restated Trust dated as of May 1, 1999, between Chrysler Financial Company L.L.C., as Depositor, Premier Receivables L.L.C. and Chase Manhattan Bank Delaware, as Owner Trustee.

                    Very truly yours,

                    [NAME OF TRANSFEROR]


                    By: ___________________________
                        Authorized Officer

                                     D-1



                                                                    EXHIBIT E


                           FORM OF RULE 144A LETTER


                 [DATE]

[Seller]
[Seller Address]
[Owner Trustee]
[Owner Trustee Address]

        Re:      Premier Auto Trust 1999-2
                 [Trust] [Overcollateralization] Certificates

Ladies and Gentlemen:

         In connection with our acquisition of the above-referenced [Trust] [Overcollateralization] Certificates (the "Certificates") we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the seller concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we have not, nor has anyone acting on our behalf, offered, transferred, pledged, sold or otherwise disposed of the Certificates or any interest in the Certificates, or solicited any offer to buy, transfer, pledge or otherwise dispose of the Certificates or any interest in the Certificates from any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or any state securities laws or require registration pursuant thereto, and we will not act, or authorize any person to act, in such manner with respect to the Certificates, (e) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (ii) pursuant to another exemption from registration under the Act.

                 Very truly yours,

                 [NAME OF TRANSFEROR]


                 By: ___________________________
                       Authorized Officer
                                     E-1